August 4, 2015 2015 Q3 Earnings Conference Call August 4, 2015

August 4, 2015 2 This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K and quarterly reports on Form 10-Q for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East and those involving Russia, and currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the timing and success of our acquisitions, commercial initiatives and investments to grow our business, and our ability to successfully integrate acquired businesses and achieve anticipated synergies. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. About This Presentation

August 4, 2015 John Walsh President & CEO, UGI Kirk Oliver Chief Financial Officer, UGI Jerry Sheridan President & CEO, AmeriGas

August 4, 2015 4 $0.03 $0.10 $0.00 $0.04 $0.08 $0.12 Q3-15 Adjusted EPS Q3-14 Adjusted EPS • Q3-15 GAAP EPS was $0.05 • Q3-15 Adjusted EPS includes $0.06 loss related to impact of the Totalgaz acquisition • Expect FY Adjusted EPS at lower end of updated guidance of $2.00 – $2.10 • In-line with last year’s record performance * See appendix for Adjusted EPS reconciliation. Adjusted EPS* 2015 Q3 Results

August 4, 2015 5 Market Update • Demand for natural gas continues to grow • Pipeline capacity will remain constrained in medium-term due to “infrastructure gap” • Conversion activity remains strong as Gas Utility has added ~14,000 new heating customers YTD • AmeriGas National Accounts volume continues to ramp up • Low cost good for business and industry • European LPG cost down over 50% in past 24 months • Domestic LPG cost down over 60% in June y/y

August 4, 2015 Kirk Oliver Chief Financial Officer

August 4, 2015 7 2015 Q3 Financial Results Three Months Ended June 30, 2015 2014 Adjusted diluted earnings per share: UGI Corporation earnings per share - diluted $ 0.05 $ 0.12 Net after-tax (gains) losses on commodity derivative instruments not associated with current period transactions (1) (2) (0.02) (0.02) Adjusted diluted earnings per share $ 0.03 $ 0.10 Totalgaz impact: Seasonal Impact of Operations $ (0.01) $ - Acquisition-related expenses (3) (0.05) - Total $ (0.06) $ - Adjusted diluted earnings per share excluding impact of Totalgaz acquisition $ 0.09 $ 0.10 (2) Includes impact of rounding. (1) Income taxes associated w ith pre-tax adjustments determined based on using business unit statutory tax rates. (3) Includes $0.03 loss related to the breaking of an interest rate sw ap agreement in connection w ith the early extinguishment of debt.

August 4, 2015 8 -18.5% -23.7% -2.0% -22.2% -9.3% -19.8% -15.5% -6.3% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2015 2014 Antargaz Flaga Gas Utility AmeriGas COL D E R W A R M E R * HDD = Percent change in Heating Degree Days versus prior year FY Q3 Weather vs. Normal (10%) (5%) 16% (17%) HDD HDD HDD HDD

August 4, 2015 9 7.2 (5.7) (0.2) -$2 $0 $2 $4 $6 $8 $10 2014 Q3 Retail Propane Wholesale / Ancillary Sales & Svces Misc. Income Opex & Other D&A 2015 Q3 Operating Income, $ MM (0.1) (2.3) Opex includes all operating expenses, net of miscellaneous income. Excludes impact of mark-to-market changes in commodity hedging instruments. Total Margin represents total revenues less total cost of sales. AmeriGas MARGIN  Warmer weather than the prior year  Unit margins up MISC INCOME  Lower finance charges OPEX  Lower vehicle fuel expenses  Lower uncollectible accounts Total Margin 1.9 0.8

August 4, 2015 10 UGI International MARGIN  Warmer weather than prior year at Antargaz  Higher local currency gross margin  Weaker Euro and British Pound Sterling OPEX  Expenses related to acquisition of Totalgaz  Weaker Euro and British Pound Sterling INTEREST EXPENSE  Interest rate derivative settlement and early extinguishment of debt related to acquisition of Totalgaz (1.0) (16.9) -$18 -$16 -$14 -$12 -$10 -$8 -$6 -$4 -$2 $0 2014 Q3 Total Margin Opex & Other Other Operating Income D&A Interest Expense 2015 Q3 Income Before Taxes, $ MM 0.4 (4.5) (0.3) (8.9) (2.6) • LPG cost of sales f/x hedging program mitigates the impact of foreign exchange changes on UGI earnings; FY15 hedge program average f/x rate is ~ $1.32 / €1. • Opex includes all operating expenses, net of miscellaneous income. • Total Margin represents total revenues less total cost of sales.

August 4, 2015 11 Gas Utility MARGIN  Warmer Weather  Customer Growth OPEX  Higher distribution system maintenance  Higher general and administrative expenses  Higher depreciation expense OTHER  Incremental margin from construction services * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales. 7.3 5.6 $0 $2 $4 $6 $8 2014 Q3 Total Margin Opex & Other Other Operating Income D&A Int. Expense 2015 Q3 Income Before Taxes, $ MM (1.0) (1.6) (1.1) 0.3 1.7

August 4, 2015 12 25.6 $0 $5 $10 $15 $20 $25 $30 2014 Q3 Natural Gas and Retail Power Marketing Capacity Management Retail Power Opex & Other D&A 2015 Q3 Income Before Taxes, $ MM Midstream & Marketing MARGIN  Higher natural gas and retail power margin  Lower capacity management margin due to lower volatility OPEX  Higher compensation expenses  Lower business development, and uncollectible accounts expense  Higher depreciation expense Total Margin * Excludes impact of mark-to-market changes in commodity hedging instruments. Total Margin represents total revenues less total cost of sales. 3.0 (7.7) (2.1) 0.2 (0.9) 18.1

August 4, 2015 13 Liquidity and Guidance Total AmeriGas UGI International Utilities Midstream & Marketing Corporate & Other Cash on Hand $385.9 $16.2 $275.8 $16.5 $16.3 $61.1 Revolving Credit Facilities $525.0 $68.6 $300.0 $240.0 NA Accounts Rec ivable Facility NA NA NA 42.9 NA Drawn on Facilities 43.6 0.0 2.7 20.0 NA Letters of Credit 64.7 1.5 2.0 0.0 NA Available Facilities $416.7 $67.1 $295.3 $262.9 Available Liquidity $432.9 $342.8 $311.8 $279.2 $ MM

August 4, 2015 Jerry Sheridan CEO of AmeriGas

August 4, 2015 15 Q3 Adjusted EBITDA * See appendix for Adjusted EBITDA reconciliation $49 $55 $0 $20 $40 $60 Q3 2015 Q3 2014 Adjusted EBITDA*, $ Millions

August 4, 2015 16 • Weather was 18% warmer than normal and 10% warmer than the prior year while retail volume was 6% lower than the prior year • Cylinder exchange volume declined 2% as the quarter was the second wettest on record • Despite impact of weather, National Accounts volume up substantially Operational Highlights

August 4, 2015 17 • Unit margin expanded $0.04 as propane prices were 56% lower than the prior year • Operating expenses 1% lower than last year as vehicle fuel was 30% less expensive • YTD completed 7 acquisitions • FY15 guidance range $635-645mm Operational Highlights

August 4, 2015 John Walsh President & CEO

August 4, 2015 19 Operational Highlights Totalgaz Acquisition • Closed on May 29, 2015 • Business focused on integration LNG Peaking Activities • Dramatic increase in peak demand • Transport, Marine, and Distributed Generation are new demand segments • Announced $60 million Manning LNG facility in May 2015 Continued Progress on Pipeline Projects Midstream & Marketing • PennEast Partnership expects to file with the FERC in September 2015 • Sunbury pipeline filed FERC application on on July 1, 2015 Utilities • Mechanical completion of project to serve 1000MW Panda Energy plant • Invenergy project in early stages Foundation for Future Growth • Approximately $600 million in active or recently completed capital projects

August 4, 2015 20 In Conclusion • Strong YTD performance demonstrates value of balanced portfolio • Focused on delivering outstanding customer service and operational efficiency • Significant progress on organic investments and M&A • Continued opportunities due to growth of natural gas demand and the infrastructure gap

August 4, 2015 Q&A

August 4, 2015 Appendix

August 4, 2015 23 Pipeline Projects Expected In- Service Date (Calendar Year) Capital Cost Peaking Projects International Acquisitions Description $80mm PennEast $200mm1 Nov 2017 117 miles; 1 bcf/day Sunbury $160mm Early 2017 35 miles; 200,000 Dth/day Auburn Loop 9 mile loop; 150,000 Dth/day Fall 2015 Union Dale Complete 6 miles; 100,000 Dth/day Manning LNG $60mm Early 2017 10,000 Dth/day Temple LNG $10mm Fall 2015 10,000 Dth/day Totalgaz Acquisition €423mm Complete Doubles French Distribution Total Hungary Acquisition €13-17mm Sept 2015 Doubles Hungary Distribution 1 Total project is $1bn. UGI is 20% equity partner. Growth Summary Utility Large Customer Additions $85mm 2016-2017 Power Generation ~$600mm in Identified Capital Projects

August 4, 2015 24 UGI Supplemental Information: Footnotes  Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. Adjusted net income attributable to UGI is net income attributable to UGI after excluding net after-tax gains and losses on commodity derivative instruments not associated with current-period transactions and items that management regards as highly unusual and not expected to recur. Volatility in net income at UGI can occur as a result of gains and losses on derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). Midstream & Marketing records gains and losses on commodity derivative instruments not associated with current-period transactions in cost of sales or revenues for all periods presented. Effective October 1, 2014, UGI International determined that on a prospective basis it would not elect cash flow hedge accounting for its commodity derivative transactions and also de-designated its then- existing commodity derivative instruments accounted for as cash flow hedges. Also effective October 1, 2014, AmeriGas Propane de-designated its remaining commodity derivative instruments accounted for as cash flow hedges. Previously, AmeriGas Propane had discontinued cash flow hedge accounting for all commodity derivative instruments entered into beginning April 1, 2014.  Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non- GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity derivative instruments not associated with current-period transactions and (2) those items that management regards as highly unusual in nature and not expected to recur.  The following table reconciles consolidated net income attributable to UGI, the most directly comparable GAAP measure, to adjusted net income attributable to UGI, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above.

August 4, 2015 25 Adjusted Net Income and EPS Three Months Ended Nine Months Ended June 30, June 30, 2015 2014 Adjusted net income attributable to UGI Corporation: Net income attributable to UGI Corporation 9.6$ 20.6$ Net after-tax (gains) losses on commodity derivative instruments not associated with current period transactions (1) (4.9) (3.5) Adjusted net income attributable to UGI Corporation 4.7$ 17.1$ Three Months Ended Nine Months Ended June 30, June 30, 2015 2014 Adjusted diluted earnings per share: UGI Corporation earnings per share - diluted 0.05$ 0.12$ Net after-tax (gains) losses on commodity derivative instruments not associated with current period transactions (1) (2) (0.02) (0.02) Adjusted diluted earnings per share 0.03$ 0.10$ (1) Income taxes associated with pre-tax adjustments determined based on using business unit statutory tax rates. (2) Includes impact of rounding.

August 4, 2015 26 AmeriGas Supplemental Information: Footnotes  The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income.  EBITDA and Adjusted EBITDA are not measures of performance or financial condition under accounting principles generally accepted in the United States ("GAAP"). Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies.  EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization from EBITDA and Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant years. Management also uses EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's EBITDA in its disclosures about its business segments as the profitability measure for its domestic propane segment.

August 4, 2015 27 AmeriGas Partners EBITDA Reconciliation 2015 2014 EBITDA and Adjusted EBITDA: Net (loss) income attributable to AmeriGas Partners, L.P. (25,578)$ (37,761)$ Income tax expense 802 847 Interest expense 40,274 41,328 Depreciation 37,370 37,069 Amortization 10,666 10,788 EBITDA 63,534 52,271 (Subtra t et gains) add net losses on commodity derivative instruments not associated with current-period transactions (14,813) 2,781 Noncontrolling interest in net gains (losses) on commodity derivative instruments not associated with current-period transactions 150 (28) Adjusted EBITDA 48,871$ 55,024$ Three Months Ended June 30,

August 4, 2015 28 AmeriGas Partners Adj. EBITDA Guidance Reconciliation Forecast Fiscal Year Ending September 30, 2015 Adjusted net income attributable to AmeriGas Partners, L.P. (estimate) (d) 280,000$ Interest expense (estimate) 163,000 Income tax expense (estimate) 4,000 Depreciation (estimate) 151,000 Amortization (estimate) 42,000 Adjusted EBITDA (e) 640,000$ (d) (e) Represents the midpoint of Adjusted EBITDA guidance range for fiscal 2015. Represents estimated net income attributable to AmeriGas Partners, L.P. after adjusting for gains and losses on commodity derivative instruments not associated with current-period transactions. It is impracticable to determine actual gains and losses on commodity derivative instruments not associated with current-period transactions that will be reported in GAAP net income as such gains and losses will depend upon future changes in commodity prices for propane which cannot be forecasted.

August 4, 2015 Investor Relations: Will Ruthrauff 610-456-6571 ruthrauffw@ugicorp.com